J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware Equity Fund

(the “Fund”)

(a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated November 2, 2020

to the Summary Prospectuses and Prospectuses dated March 1, 2020, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Susan Bao	2008	Managing Director
Laura Huang	2020	Executive Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Tax Aware Equity Fund” section of each Prospectus is deleted in its entirety and replaced with the following:

Tax Aware Equity Fund

Susan Bao, Managing Director of JPMIM and CFA charterholder, is the lead portfolio manager of the Fund and has managed the Fund since 2008. Ms. Bao is a senior member of the U.S. Equity Core team, has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997.

Laura Huang, Executive Director of JPMIM and a CFA charterholder, is also a senior member of the U.S. Equity Core team. Ms. Huang has been a portfolio manager of the U.S. Equity Group since October 2017 and a research analyst in the firm’s U.S. Equity Group since 2005.

Ms. Huang spent the prior twelve years as a research analyst, specializing in fintech and payments, as well as a broad range of sub-sectors within healthcare, industrials and financials. Ms. Huang graduated from New York University’s Stern School of Business and is a CFA charterholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-TAE-PM-1120